SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 15, 2000



                                 IMAGEMAX, INC.
                 (Exact name of issuer as specified in charter)



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          Pennsylvania                                 000-23077                                  23-2865585
  ----------------------------                        -----------                             ----------------
  (State or Other Jurisdiction                        (Commission                             (I.R.S. Employer
       of Incorporation or                                file                                  Identification
          Organization)                                  number)                                    Number)

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                             455 Pennsylvania Avenue
                                    Suite 128
                            Fort Washington, PA 19034
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (215) 628-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On February 15, 2000, ImageMax, Inc. ("ImageMax" or the "Company") completed a $6 million financing transaction involving the sale of convertible subordinated notes (the "Notes") with warrants ("Warrants") to TDH III, L.P. ("TDH"), Dime Capital Partners, Inc. and Robert E. Drury (the "Investors"). The proceeds of this financing will be used primarily to repay senior bank debt and provide working capital for the Company. Additionally, J.B. Doherty, the managing general partner of TDH, joined the Company's Board of Directors.

     The Notes are due and payable upon the fourth anniversary of the date of issuance and bear an interest rate of nine percent (9%) payable semi-annually. The Company cannot voluntarily prepay the Notes. The Notes are convertible into the Company's common stock, no par value, at a price of $3.50 per share, which price may be adjusted downward if, under certain circumstances, the holders thereof convert the Notes prior to the third anniversary of the date of issuance. The Company also issued Warrants to the Investors to purchase an additional 1,800,000 shares of common stock of the Company (subject to downward adjustment under certain circumstances), no par value, at $3.50 per share.

     Simultaneous with this investment, the Company amended its current Interim Agreement dated September 30, 1999 (the "Amended Interim Agreement") with First Union National Bank (successor by merger to Corestates Bank, N.A.) and Commerce Bank, N.A. (together, the "Banks"), who are parties to its Credit Facility dated March 30, 1998, as amended pursuant to Amendment No.1 dated June 9, 1998 and Amendment No. 2 dated November 16, 1998 (as amended the "Credit Facility"). Pursuant to the Amended Interim Agreement, the Banks have agreed to forbear from exercising their rights and remedies with respect to all existing defaults under the Credit Facility until June 30, 2000 or the occurrence of a default under the Amended Interim Agreement or any additional default under the Credit Facility.

     Under the terms of the Amended Interim Agreement, the Company was required to pay to the Banks $5 million from the proceeds of investment discussed above, reducing the outstanding principal balance thereof to $13.4 million. Principal repayments of $50,000, $125,000, $150,000, $250,000 and $300,000 are due
February 15, March 1, April 1, May 1 and June 1, 2000, respectively, with all remaining sums payable on June 30, 2000. The Amended Interim Agreement also (i) prohibits the Company from making capital expenditures in excess of $250,000 for the quarter ending March 31, 2000 and $500,000 for the quarter ending June 30, 2000, in each case determined on a non-cumulative basis; (ii) requires that the Company maintain a minimum stockholders' equity of $42 million and (iii) prohibits the Company from incurring any additional indebtedness in excess of $10,000 without the permission of the Banks.

     Statements in this Form 8-K which are not historical fact, are forward-looking statements that involve risk and uncertainty, including risks associated with the uncertainty of the impact of $6 million financing transaction with the Investors on the Company, risks associated with the

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results of the Company's continuing operations and those risks set forth in
"Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and other filings with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     Exhibit No.                              Exhibit
     -----------            ----------------------------------------------

        10.1 Loan and Warrant Purchase Agreement by and among the Company, TDH, III, L.P., Dime Capital Partners, Inc. and Robert Drury dated
                            February 15, 2000.

        10.2                Form of Promissory Note.

        10.3                Form of Warrant.

        10.4 Amendment to Forbearance Agreement by and among the Company, First Union National Bank and Commerce Bank, N.A. dated February 15, 2000.

          99                Press Release dated February 15, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IMAGEMAX, INC.



                                         By: /s/ Mark P. Glassman
                                             ------------------------------
                                             Name: Mark P. Glassman
                                             Title: Chief Financial Officer

Dated:   _________ __, 2000

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                                INDEX OF EXHIBITS

     Exhibit No.                              Exhibit
     -----------            ----------------------------------------------


        10.1 Loan and Warrant Purchase Agreement by and among the Company, TDH, III, L.P., Dime Capital Partners, Inc. and Robert Drury dated February 15, 2000.

        10.2                Form of Promissory Note.

        10.3                Form of Warrant.

        10.4 Amendment to Forbearance Agreement by and among the Company, First Union National Bank and Commerce Bank, N.A. dated February 15, 2000.

          99                Press Release dated February 15, 2000.